UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.01
EX-99.02
EX-99.03

Item 2.02 Results of Operations and Financial Condition
     The information set forth under this “Item 2.02 Results of Operations and Financial Condition” is intended to be furnished and such information, including the exhibits furnished under this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On January 26, 2006, Cardinal Health, Inc. (the “Company”) issued a press release announcing its results for the quarter and six months ended December 31, 2005. A copy of the press release is furnished under this report as Exhibit 99.01.
     Furnished under this report as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special items and equity compensation expense provides a useful representation of the Company’s current performance and trends.
Item 7.01 Regulation FD Disclosure
     During a conference call scheduled to be held at 11:00 a.m. EST on January 26, 2006, the Company’s Chief Financial Officer, Jeffrey W. Henderson, will discuss the Company’s results for the quarter and six months ended December 31, 2005. The Company is furnishing Mr. Henderson’s slide presentation for the conference call as Exhibit 99.03 to this report.
     As previously disclosed, the Company continues to engage in settlement discussions with the staff of the Securities and Exchange Commission (“SEC”) and has now reached an agreement-in-principle on the basic terms of a potential settlement involving the Company that the SEC staff has indicated it is prepared to recommend to the Commission. The proposed settlement is subject to the completion of definitive documentation as well as acceptance and authorization by the Commission and would, among other things, require the Company to pay a $35 million penalty. The Company accordingly recorded a reserve of $10 million in the quarter ended December 31, 2005 in addition to the $25 million reserve recorded for the fiscal year ended June 30, 2005. There can be no assurance that the Company’s efforts to resolve the SEC’s investigation with respect to the Company will be successful, or that the amount reserved will be sufficient, and the Company cannot predict the timing or the final terms of any settlement.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.01	Press release issued by the Company on January 26, 2006, and furnished under this report.

99.02	Information released by the Company on January 26, 2006, and furnished under this report.

99.03	Slide presentation furnished under this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: January 26, 2006	By:	/s/ Jeffrey W. Henderson
		Name:	Jeffrey W. Henderson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.01	Press release issued by the Company on January 26, 2006, and furnished under this report.

99.02	Information released by the Company on January 26, 2006, and furnished under this report.

99.03	Slide presentation furnished under this report.